Exhibit 32

CERTIFICATION

Certification Pusuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Ramesh Srinivasan, the Chief Executive Officer, Anthony S. Pritchett, the Chief Financial Officer, and Chris J. Robertson, the Corporate Controller and Treasurer, of Agilysys, Inc. (the "Company"), hereby certify, that, to their knowledge:

1.The Annual Report on Form 10-K of the Company for the annual period ended March 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 22, 2020

By:	/s/ Ramesh Srinivasan
Ramesh Srinivasan
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Anthony S. Pritchett
Anthony S. Pritchett
Chief Financial Officer
(Principal Financial Officer)

/s/ Chris J. Robertson
Chris J. Robertson
Corporate Controller and Treasurer
(Principal Accounting Officer)